FIRSTAR FUNDS, INC
                            REGISTRATION NO. 811-5380
                                   FORM N-SAR
                      ANNUAL PERIOD ENDED OCTOBER 31, 2000

List of attachments in response to Item 77:

                  ITEM NUMBER                                 ATTACHMENT

                         A                                           Y
                         B                                           Y
                         C                                           N
                         D                                           N
                         E                                           N
                         F                                           N
                         G                                           N
                         H                                           N
                         I                                           N
                         J                                           N
                         K                                           N
                         L                                           N
                         M                                           N
                         N                                           N
                         O                                           N
                         P                                           N
                        Q1                                           Y
                        Q2                                           N
                        Q3                                           N

SUB-ITEM 77Q1: EXHIBITS.

(a) Articles of Amendment to the Articles of Incorporation are incorporated herein by reference to Exhibit (a)(17) in Registrant's Post-Effective Amendment No. 42 filed with the Commission on August 18, 2000.

  Articles of Amendment to the Articles of Incorporation are incorporated herein by reference to Exhibit (a)(18) in Registrant's Post-Effective Amendment No. 42 filed with the
  Commission on August 18, 2000.

  Articles of Amendment to the Articles of Incorporation are incorporated herein by reference to Exhibit (a)(19) in Registrant's Post-Effective Amendment No. 42 filed with the
  Commission on August 18, 2000.

(e) Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research and Management Company, LLC, and Glenmede Advisers, Inc. is incorporated herein by reference to Exhibit (d)(13) in registrant's Post-Effective Amendment No. 45 filed with the Commission on
    September 20, 2000.